EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

Supplement to Summary Prospectus dated March 1, 2022 as revised April 29, 2022

The following replaces “Portfolio Managers” in “Management”:

Portfolio Managers

John H. Croft, CFA, Vice President of Eaton Vance, has managed the Fund since June 2015.

Douglas R. Rogers, CFA, Vice President of Eaton Vance, has managed the Fund since July 1, 2021.

June 30, 2022	40895 6.30.22